UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 4, 2015
Date of Report (Date of earliest event reported)

Abtech Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52762	14-1994102
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)	Identification No.)

4110 North Scottsdale Road, Suite 235
Scottsdale, Arizona 85251
(Address of Principal Executive Offices)

(480) 874-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the management of Abtech Holdings, Inc. (the “Company”) as well as estimates and assumptions made by the Company’s management. When used herein the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the Form 10-K entitled “Risk Factors”) relating to the Company’s industry, the Company’s operations and results of operations, and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Company believes that the expectations reflected in the forward looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise indicated in this Form 8-K, references to “we,” “our,” “us,” or the “Company,” refer to Abtech Holdings, Inc., a Nevada corporation, and, unless the context otherwise requires, its majority owned subsidiary, AbTech Industries, Inc., a Delaware corporation.

Item 1.01         Entry into a Material Definitive Agreement

The disclosures required by this Item 1.01 are contained in Item 3.02 below and are incorporated as if fully restated herein.

Item 3.02         Unregistered Sales of Equity Securities

Background

On October 21, 2015, the Board approved the negotiation of a comprehensive Financing Agreement (the “Financing Agreement”) by and among the Company and the Financing Agreement Parties (defined below), pursuant to which (i) the Company would convert the outstanding debt held by the debt holders into unregistered shares of the Company’s common stock par value $0.001 per share (“Common Stock”) pursuant to the terms of the form Debt Conversion Agreement attached as Exhibit B to the Financing Agreement, and (ii) the Company would sell unregistered shares of Common Stock to purchasers pursuant to the terms of the form Securities Purchase Agreement attached as Exhibit C to the Financing Agreement, as further discussed below. In considering the Financing Agreement, among many other considerations, the Board reviewed its own independence as well as management’s in negotiating the final terms of the Financing Agreement, and determined that the Board and management were disinterested and independent with respect to the transaction.

Other than the transactions described in this Form 8-K, there are no other relationships between those parties and the Company.

Pre-Funding Side Letter

Prior to the execution of the Financing Agreement, several parties (set forth in the chart below) entered into a Pre-Funding Side Letter with the Company, pursuant to which they agreed to provide the Company with $1,900,000 (the “Pre-Funding Amount”) to be applied to the minimum amount that the Financing Agreement Parties agreed to commit to finance the Company under the terms of the Financing Agreement. Further, for Pre-Funding Amounts received more than five (5) business days before the Stage One (defined below) closing, the Company agreed to issue a three-year warrant for the purchase of one (1) share of unregistered Common Stock for each dollar of the Pre-Funding Amount, with such warrant having an exercise price equal to two times the average closing price of the Common Stock for the five (5) trading days prior to the date such amount was provided to the Company. A form of warrant is filed as Exhibit 4.1 to this Form 8-K. The table below provides information regarding the Prefunding Amount, warrant shares and warrant exercise prices for each party providing Pre-Funding Amounts.

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Name of Purchaser	Pre-Funding Amount	Warrant Shares to be Issued	Exercise Price of Warrant
Golden Properties Ltd.	$200,000	200,000	$0.098
Hugo Neu Corporation	$200,000	200,000	$0.077
Hugo Neu Corporation	$1,300,000	1,300,000	$0.050
Donald R. Kendall	$50,000	50,000	$0.050
Harry Mittelman Revocable Living Trust	$100,000	100,000	$0.051
Christopher Davis	$50,000	50,000	$0.050
Totals	$1,900,000	1,900,000

The Company issued the warrants described above in reliance upon registration exemptions of the Securities Act of 1933, as amended (the “Securities Act”), afforded under Section 4(a)(2) thereunder and Rule 506 of Regulation D of the Securities Act. The Company relied upon representations from each of the recipients of the warrants that they were “accredited investors” as defined in Rule 501(a) of Regulation D of the Securities Act as a basis for the exemption.

The foregoing description of the Pre-Funding Side Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Pre-Funding Side Letter, a form of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Pre-Transaction Conversion Agreements

Two of the Company’s debt holders, Alexander Mouldovan and Golden Properties Ltd. (the “Pre-Transaction Debt Holders”) entered into separate Conversion Agreements with the Company on November 4, 2015 (the “Pre-Transaction Conversion Agreements”), effective November 10, 2015, pursuant to which Mr. Mouldovan and Golden Properties Ltd. agreed to convert $225,433.26 and $3,719,648.80, respectively, of debt issued by the Company into 7,514,442 and 123,988,293 shares of unregistered Common Stock, respectively, or at a conversion price of $0.03 per share of Common Stock.

The Company issued the Common Stock described above in reliance upon registration exemptions of the Securities Act, afforded under Section 4(a)(2) thereunder and Rule 506 of Regulation D of the Securities Act. The Company relied upon representations from the Pre-Transaction Debt Holders in the Pre-Transaction Conversion Agreements that they were “accredited investors” as defined in Rule 501(a) of Regulation D of the Securities Act as a basis for the exemption.

The foregoing description of the Pre-Transaction Conversion Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of each Pre-Transaction Conversion Agreement filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Financing Agreement

On November 4, 2015, the Company entered into the Financing Agreement with Golden Properties Ltd., Hugo Neu Corporation, Alexander Moldovan, Donald R. Kendall, Jr., The Harry Mittelman and Brenda Mittelman Living Trust, The Harry Mittelman Revocable Living Trust, Steven Kohlhagen, Upen Bharwada and Christopher Davis (collectively, the “Financing Agreement Parties”). The Financing Agreement, as amended (as such amendment is further described below), provides for the conversion of $10,796,344 of the Company’s outstanding debt, including the debt converted pursuant to the Pre-Transaction Conversion Agreements, into 359,878,140 shares of unregistered Common Stock. According to the terms of the Financing Agreement, the debt holders will convert their debt into unregistered Common Stock pursuant to the terms of a form Conversion Agreement, attached as Exhibit B to the Financing Agreement. The table below provides the material terms of each Conversion Agreement entered into by the Company with the respective debt holders:

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	Name of Debt Holder	Outstanding Debt (includes principal and interest)	Number of Shares Issued	Common Stock Share Price
	Golden Properties Ltd. (Pre-Transaction Conversion)	$3,719,648.80	123,988,293	$0.03
	Alexander Mouldovan (Pre-Transaction Conversion)	$225,433.26	7,514,442	$0.03
	Golden Properties Ltd.	$5,613,962.27	187,132,076	$0.03
	Hugo Neu Corporation	$669,232.88	22,307,763	$0.03
	Donald R. Kendall, Jr.	$219,672.60	7,322,420	$0.03
	Harry Mittleman and Brenda Mittleman Living Trust	$112,206.03	3,740,201	$0.03
Steven W. Kohlhagen IRA	– note	$107,294.52	3,576,484	$0.03
	– other debt	$25,750.00	858,333
	Upen Bharwada	$103,143.84	3,438,128	$0.03
	Totals	$10,796,344.20	359,878,140

The Financing Agreement further provided for the private placement of 71,428,571 shares of Common Stock for $2.5 million in cash, for a total transaction value of approximately $13.3 million (the “Transaction”). According to the terms of the Financing Agreement, the purchasers will acquire the unregistered Common Stock pursuant to the terms of the form Securities Purchase Agreement, attached as Exhibit C to the Financing Agreement. The table below provides the material terms of each Securities Purchase Agreement entered into by the Company with each of the respective purchasers:

Name of Purchaser	Number of Shares Purchased	Price Paid at Stage One Closing	Common Stock Share Price
Golden Properties Ltd.	22,857,143	$800,000	$0.035
Hugo Neu Corporation	42,857,143	$1,500,000	$0.035
Donald R. Kendall, Jr.	1,428,571	$50,000	$0.035
Harry Mittelman Revocable Living Trust	2,857,143	$100,000	$0.035
Christopher Davis	1,428,571	$50,000	$0.035
Totals	71,428,571	$2,500,000

The Transaction will close in two stages. In stage one, which is scheduled to close on November 10, 2015 (“Stage One”), the $3,945,082 of debt covered by the Pre-Transaction Conversion Agreements will be converted into 131,502,735 shares of Common Stock. Following this conversion, the Board has approved, subject to the approval of a majority of the Company’s stockholders, an increase in the shares of Common Stock that the Company is authorized to issue from 300,000,000 to 800,000,000. Upon receipt of the required stockholder approval, the Company will prepare and file a preliminary information statement with the Securities and Exchange Commission.

The second closing (“Stage Two”) will occur as promptly as practicable after a twenty (20) calendar day period from the filing of the definitive information statement (or such other period of time as the Securities and Exchange Commission may require) and the filing of a Certificate of Change with the Nevada Secretary of State. At that time, the remaining debt of $6,851,262 will be converted into 228,375,405 shares of Common Stock pursuant to the terms of the Conversion Agreements entered into by the Company and the applicable debt holders and the Company will issue 71,428,581 shares of Common Stock pursuant to the Securities Purchase Agreements for the remaining $2.5 million.

The Company issued the Common Stock described above in reliance upon registration exemptions of the Securities Act, afforded under Section 4(a)(2) thereunder and Rule 506 of Regulation D of the Securities Act. The Company relied upon representations from the Financing Agreement Parties in the Financing Agreement that they were “accredited investors” as defined in Rule 501(a) of Regulation D of the Securities Act as a basis for the exemption.

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The foregoing description of the Financing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Financing Agreement, a copy of which is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

Amendment to Financing Agreement

On November 4, 2015, the Company entered into the Amendment to Financing Agreement with the Financing Agreement Parties, pursuant to which the parties acknowledged that two parties listed in the Financing Agreement were no longer going to be parties to the Transaction (the “Excluded Parties”) and the Financing Agreement Parties to the Amendment acknowledged that Excluded Parties’ signatures to the Financing Agreement were not required.

The foregoing description of the Amendment to Financing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Financing Agreement, a copy of which is filed herewith as Exhibit 10.5 and is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The disclosures contained in Item 3.02 above are incorporated into this Item 5.01 as if fully restated herein.

As a result of the issuances of Common Stock pursuant to the Pre-Transaction Conversion Agreement and, assuming a majority of the Company’s stockholders approve the increase in authorized shares of Common Stock and Stage Two of the Financing Agreement closes, Golden Properties Ltd, will acquire a total of 333,977,512 shares of Common Stock, or 67% of the voting power of the Company. In exchange for these shares of Common Stock, Golden Properties Ltd. is converting $9,333,611.07 in outstanding promissory notes for 311,120,369 shares, and acquiring 22,857,143 shares of Common Stock at a price of $0.035 per share. The funds used by Golden Properties Ltd. to purchase the Common Stock came from certain investment holdings of Golden Properties Ltd. Prior to the Transaction, there was no single entity that had a control position in the Company. To the Company’s knowledge, prior to and after the Transaction there were no arrangements or understanding among any group of stockholders with respect to the election of directors or other matters.

Immediately prior to the execution of the Pre-Transaction Conversion Agreements, the Company had 68,943,002 shares of Common Stock issued and outstanding and Golden Properties Ltd. had beneficial ownership interest in the Company of approximately 17%. Immediately following the closing of the Pre-Transaction Conversion Agreements on November 4, 2015, the Company had 200,445,737 shares of Common Stock issued and outstanding and Golden Properties Ltd. beneficially owns 132,229,251 shares of Common Stock, or 63% of the voting power of the Company. In the event Stage Two of the Transaction closes, the Company will have 500,249,713 shares of Common Stock issued and outstanding and Golden Properties Ltd. will beneficially own 340,745,297 shares of Common Stock, or 67% of the voting power of the Company.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

4.1	Form of Warrant

10.1	Form of Prefunding Agreement executed by and among Abtech Holdings, Inc. and the following Purchasers: Golden Properties Ltd., Hugo Neu Corporation, Donald R. Kendall, Jr., The Harry Mittelman Revocable Living Trust and Christopher Davis.

10.2	Conversion Agreement dated November 2, 2015, by and between Abtech Holdings, Inc. and Golden Properties Ltd.

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10.3	Conversion Agreement dated November 2, 2015, by and between Abtech Holdings, Inc. and Alexander Mouldovan.

10.4	Financing Agreement dated November 4, 2015 by and among Abtech Holdings, Inc. and the Financing Agreement Parties named therein.

10.5	Amendment to Financing Agreement dated November 4, 2015 by and among Abtech Holdings, Inc. and parties to the Financing Agreement.

99.1	Press Release of Abtech Holdings, Inc. announcing the execution of the Financing Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2015	ABTECH HOLDINGS, INC.

	By:	/s/ Glenn R. Rink
Glenn R. Rink,
Chief Executive Officer and President

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